Exhibit 10.2

LIMITED CONSENT TO LOAN AGREEMENT

THIS LIMITED CONSENT TO LOAN AGREEMENT (this “Consent”) is entered into as of October 10, 2025 by and among NEXPOINT REAL ESTATE FINANCE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), and NEXBANK (“Lender”).

RECITALS

A.         The Borrower and Lender are party to that certain Loan Agreement dated as of April 29, 2024 (as previously amended, restated, supplemented or otherwise modified from time to time and as further amended hereby, the “Loan Agreement”). Unless otherwise specified herein, capitalized terms used in this Consent shall have the meanings ascribed to them by the Loan Agreement;

B.         The Borrower has informed the Lender that it intends to enter into that certain Note Purchase Agreement, dated October 10, 2025, by and among the Borrower, NexPoint Real Estate Finance, Inc. (“Guarantor”), NexPoint Real Estate Advisors VII, L.P. and the purchasers thereto (the “Note Offering”); and

C.         The Lender wishes to consent to the Note Offering on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.    Limited Consent to the Loan Agreement. Subject to the satisfaction of the conditions set forth herein and notwithstanding any provision of the Loan Agreement to the contrary, on the Consent Effective Date (as defined below), the Lender hereby consents to the Note Offering, the incurrence of such debt and the restatement of Schedule 11 to the Loan Agreement as set forth on Exhibit A hereto.

2.    Borrower Covenant. Borrower agrees to repay the 7.50% Senior Unsecured Notes due 2025 set forth on Schedule 11B as set forth on Exhibit A hereto on or before October 17, 2025.

3.    Representations and Warranties of Borrower. Borrower represents and warrants that:

(a)    the execution, delivery and performance by the Borrower of this Consent has been duly authorized by all necessary action and that this Consent is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, and subject to general principals of equity (regardless of whether considered in a proceeding in equity or at law);

(b)    it has the right, power and authority and has taken all necessary limited partnership and other action to authorize the execution, delivery and performance of this Consent and the transactions contemplated hereby;

(c)    the execution, delivery and performance by the Borrower of this Consent does not violate Borrower’s Constituent Documents or applicable law;

(d)    immediately prior to and after giving effect to this Consent (deeming this Consent as a Loan Document), the representations and warranties of the Borrower contained in Article III of the Loan Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct as of such earlier date; and

(e)    immediately prior to and after giving effect to this Consent, no Default or Event of Default has occurred and is continuing.

4.    Effective Date. This Consent shall be deemed to be effective as of the date hereof (the “Consent Effective Date”) upon the execution and delivery of this Consent by the Borrower and Lender.

5.    Effect of the Consent; Loan Document. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Consent shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, Guarantor or any other Person with respect to any waiver, amendment, modification or any other change to the Loan Agreement or the Loan Documents or any rights or remedies arising in favor of the Lender, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower and the Guarantor, on the one hand, and the Lender, on the other hand. References in the Loan Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby. This Consent is a Loan Document, and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

6.    Reaffirmations. The Borrower (a) agrees that the transactions contemplated by this Consent shall not limit or diminish the obligations of the Borrower or the Guarantor under, or release such Person from any obligations under, the Loan Agreement or any other Loan Document to which it is a party and (b) agrees that the Loan Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7.    Governing Law. This Consent shall be governed by the laws of the State of Texas, without giving effect to any conflict of law principles except federal laws relating to national banks.

8.    Expenses. Borrower hereby agrees to pay or cause to be paid all reasonable out-of-pocket expenses of the Lender incurred in connection with the actions contemplated hereby, including, without limitation, reasonable attorneys’ fees.

9.    Amendment. This Consent may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

10.    Severability. In case any provision of this Consent shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal and enforceable. The validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.    JURY WAIVER. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO THIS CONSENT, ANY LOAN DOCUMENTS, OBLIGATIONS OR COLLATERAL.

12.    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

13.    Counterparts. This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Consent as of the date and year first above written.

NEXPOINT REAL ESTATE OPERATING

PARTNERSHIP, L.P., as a Borrower

By: /s/ Paul Richards

Name: Paul Richards

Title: Chief Financial Officer, Executive VP-

Finance, Assistant Secretary and Treasurer

[Signature Page to Limited Consent]

NEXBANK

as Lender

By: /s/ Jeff Kocher

Name: Jeff Kocher

Title: Vice President

[Signature Page to Limited Consent]

Exhibit A

Schedule 11

(Intentionally Omitted.)